Exhibit 99.1

[COMPANY LOGO GRAPHIC OMITTED]


                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210


For Immediate Release
Wednesday, July 23, 2003


Tompkins Trustco, Inc. reports second quarter earnings per share increase of 5.6%.

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)



Tompkins Trustco, Inc. reported diluted earnings per share of $0.75 for the second quarter of 2003, an increase of 5.6% from the $0.71 earned in the same quarter last year. Per share numbers included in this press release have been adjusted for a 10% stock dividend, which was approved by the Company's board of directors on July 22, 2003, payable on August 15, 2003, to shareholders of record on August 5, 2003. Net income of $6.2 million for the second quarter of 2003 increased by 4.5% over the $5.9 million reported in the second quarter of 2002. Diluted earnings per share were $1.46 for the first six months of 2003, an increase of 9.0% over the same period in 2002. Net income for the year to date period ended June 30, 2003, was $12.1 million, up 8.5% from $11.1 million for the same period in 2002.

James J. Byrnes, Chairman and Chief Executive Officer stated, "We are pleased with our second quarter operating results in the current challenging economic climate. Low interest rates have resulted in a decline in our net interest margin from 4.69% in the second quarter of 2002, to 4.25% in the second quarter of 2003. The margin decline has been offset by growth in earnings assets, resulting in a modest increase in net interest income for the year to date and second quarter of 2003."

Total assets were $1.8 billion at June 30, 2003, up 12.6% over June 30, 2002. Asset growth over the past twelve months included a $116.0 million increase in total loans and leases, and a $53.3 million increase in the securities portfolio. Funding for asset growth was supported by $92.1 million in deposit growth, along with a $56.0 million increase wholesale repurchase agreements.

"As loan growth has been a key contributor to our solid operating performance, we have continued our focus on high standards for credit quality," Byrnes stated. Net loan and lease charge-offs for the first half of 2003 represented a modest 0.13% of average loans and leases, which is up slightly from 0.11% for the same period last year. Nonperforming assets represented 0.43% of total assets at June 30, 2003, compared to 0.42% at June 30, 2002.

Net interest income was $16.6 million for the second quarter of 2003, an increase of 1.0% from the same period in 2002. For the year to date period ended June 30, 2003, net interest income was $33.1 million, an increase of 3.6% over the same period last year.

Provision for loan/lease losses was $598,000 for the second quarter of 2003, an increase of 37.5% from the second quarter of 2002. For the six-month period ended June 30, 2003, the provision for loan/lease losses was $1.1 million, up $327,000 or 40.3% from the same period last year. The increase in the provision for loan/lease losses in 2003 is attributable to an increase in net charge-offs, an increase in the dollar volume of non-performing loans, as well as continued growth in the loan portfolio.

Noninterest income was $6.6 million for the second quarter of 2003, an increase of 13.9% from the second quarter of 2002. For the six-month period ended June 30, 2003, noninterest income was $12.7 million, up 14.6% over the same period in 2002. Noninterest income for the first half of 2003 saw increases in nearly all fee income categories. Key noninterest income growth categories for the period included: $3.4 million in service charges on deposit accounts, up $470,000; $2.6 million in insurance commissions and fees, up $170,000; $825,000 in gains on the sale of residential mortgage loans, up $520,000; and $342,000 in net realized gains on the sale of securities, up $362,000. Year to date revenue from trust and investment services was $2.0 million, down $124,000 from the prior year.

Noninterest expenses for the second quarter of 2003 were $13.2 million, up 3.8% over the same period in 2002. For the year to date, noninterest expenses were $26.4 million, up 4.3% from the first six months of 2002. These increases were primarily due to higher personnel related costs, including salaries, wages, and employee benefits, which were up a combined 11.8% for the year to date. Staffing related to new offices contributed to the increase in personnel related expenses. New offices opened since June 2002 included the Lagrange Office of Mahopac National Bank opened in July 2002; and the Cortland and Auburn Offices of Tompkins Trust Company, opened in December 2002, and July 2003, respectively. Overall, the growth in noninterest expense for both the quarter and year to date was relatively modest in comparison to revenue growth.

During the second quarter, the Company repurchased 1,180 of its common stock at an average price of $44.58, under a stock repurchase plan authorized by the board of directors in August 2002. For the year to date, 83,050 shares have been repurchased at an average price of $42.53. The plan authorizes the repurchase of up to 400,000 shares over a 24- month period. As of June 30, 2003, there were 315,750 shares available under the plan to be repurchased.

Mr. Byrnes also announced the recent promotions of three corporate officers. Francis M. Fetsko was promoted to Executive Vice President and Chief Financial Officer, Lawrence A. Updike to Executive Vice President, and Robert B. Bantle to Executive Vice President. Mr. Updike leads the management of Operations, Systems and Technology for the company. Mr. Bantle manages the Community Banking Division of Tompkins Trust Company and has corporate duties as Compliance Officer and in planning and personnel management.

Tompkins Trustco, Inc. operates 34 banking offices (including our newest Trust Company office in Auburn, NY, which opened in July 2002) in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

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

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

         This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

                                                                                  As of          As of
ASSETS                                                                         06/30/2003     12/31/2002
                                                                               -----------    -----------

Cash and noninterest bearing balances due from banks                           $    57,159    $    53,898
Interest bearing balances due from banks                                            26,311         10,000
Federal funds sold                                                                     325            400
Available-for-sale securities, at fair value                                       536,594        493,780
Held-to-maturity securities, fair value of $43,305 at
    June 30, 2003 and $40,260 at December 31, 2002                                  40,525         38,722
Loans and leases net of unearned income and deferred costs and fees              1,043,843        995,346
Less: Reserve for loan/lease losses                                                 12,257         11,704
---------------------------------------------------------------------------------------------------------
                                                          Net Loans/Leases       1,031,586        983,642

Bank premises and equipment, net                                                    27,411         27,111
Corporate owned life insurance                                                      21,894         21,382
Goodwill                                                                            10,761         10,684
Intangible assets                                                                    3,133          3,422
Accrued interest and other assets                                                   30,539         27,162
---------------------------------------------------------------------------------------------------------
                                                              Total Assets     $ 1,786,238    $ 1,670,203
=========================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
   Interest bearing:
      Checking, savings and money market                                       $   704,106    $   710,753
      Time                                                                         392,566        379,603
   Noninterest bearing                                                             265,607        249,929
---------------------------------------------------------------------------------------------------------
                                                            Total Deposits       1,362,279      1,340,285

Federal funds purchased and securities sold under agreements to repurchase         149,186         77,843
Other borrowings                                                                    97,567         81,930
Other liabilities                                                                   21,404         18,059
---------------------------------------------------------------------------------------------------------
                                                         Total Liabilities     $ 1,630,436    $ 1,518,117
---------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                       1,495          1,489

Shareholders' equity:
   Common Stock - par value $.10 per share, authorized 15,000,000 shares
      Issued: 7,397,133 at June 30, 2003; and 7,465,286 at December 31, 2002           740            747
   Surplus                                                                          42,847         45,997
   Undivided profits                                                               104,358         96,722
   Accumulated other comprehensive income                                            6,828          7,597
   Treasury stock, at cost - 24,529 shares at June 30, 2003,
      and December 31, 2002                                                           (466)          (466)

---------------------------------------------------------------------------------------------------------
                                                Total Shareholders' Equity     $   154,307    $   150,597
---------------------------------------------------------------------------------------------------------
         Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                  and Shareholders' Equity     $ 1,786,238    $ 1,670,203
=========================================================================================================

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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

                                                                 Three months ended          Six months ended
(In thousands, except per share data)                          06/30/2003   06/30/2002    06/30/2003   06/30/2002
                                                               ----------   ----------    ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                          $   17,104   $   16,887    $   33,996   $   33,652
Interest on balances due from banks                                     3            0            18            0
Federal funds sold                                                      1           45            14          101
Available-for-sale securities                                       5,157        6,517        10,633       12,162
Held-to-maturity securities                                           386          421           780          707
-----------------------------------------------------------------------------------------------------------------
                          Total Interest and Dividend Income       22,651       23,870        45,441       46,622
-----------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
   Time certificates of deposits of $100,000 or more                  731          794         1,485        1,697
   Other deposits                                                   3,507        4,991         7,316        9,605
Federal funds purchased and Securities sold under agreements
   to repurchase                                                      792          636         1,405        1,275
Other borrowings                                                    1,068        1,063         2,137        2,084
-----------------------------------------------------------------------------------------------------------------
                                      Total Interest Expense        6,098        7,484        12,343       14,661
-----------------------------------------------------------------------------------------------------------------
                                         Net Interest Income       16,553       16,386        33,098       31,961
-----------------------------------------------------------------------------------------------------------------
                       Less: Provision for loan/lease losses          598          435         1,138          811
-----------------------------------------------------------------------------------------------------------------
   Net Interest Income After Provision for Loan/Lease Losses       15,955       15,951        31,960       31,150
-----------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                1,045        1,091         2,046        2,170
Service charges on deposit accounts                                 1,674        1,567         3,352        2,882
Insurance commissions and fees                                      1,332        1,256         2,603        2,433
Other service charges                                               1,438        1,259         2,768        2,358
Increase in cash surrender value of corporate owned life              263          289           515          600
insurance
Gains on sale of loans                                                326           96           825          305
Other income                                                          192          216           227          336
Net realized gain (loss) on available-for-sale securities             283          (20)          342          (20)
-----------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Income        6,553        5,754        12,678       11,064
-----------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                    6,035        5,529        12,023       10,959
Pension and other employee benefits                                 1,722        1,399         3,555        2,973
Net occupancy expense of bank premises                                789          724         1,685        1,459
Furniture and fixture expense                                         821          814         1,643        1,632
Amortization of intangible assets                                     183          226           373          464
Other operating expense                                             3,624        4,004         7,123        7,836
-----------------------------------------------------------------------------------------------------------------
                                  Total Noninterest Expenses       13,174       12,696        26,402       25,323
-----------------------------------------------------------------------------------------------------------------
               Income Before Income Tax Expense and Minority
                       Interest in Consolidated Subsidiaries        9,334        9,009        18,236       16,891
-----------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                         34           34            67           67
                                          Income Tax Expense        3,111        3,053         6,095        5,697
-----------------------------------------------------------------------------------------------------------------
                                                  Net Income   $    6,189   $    5,922    $   12,074   $   11,127
=================================================================================================================
Basic Earnings Per Share                                       $     0.76   $     0.73    $     1.48   $     1.36
Diluted Earnings Per Share                                     $     0.75   $     0.71    $     1.46   $     1.34
=================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend declared on July 22, 2003.

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                                                  Quarter-Ended                           Year-Ended
                                                         ---------------------------------------------------------------------------
                                                           Jun-03       Mar-03       Dec-02       Sep-02       Jun-02       Dec-02
                                                         ---------------------------------------------------------------------------

Period End Balance Sheet (in thousands)
---------------------------------------
Securities                                               $  577,119   $  620,444   $  532,502   $  527,717   $  523,814   $  532,502
Loans and leases, net of unearned income
   and deferred costs and fees                            1,043,843    1,004,471      995,346      950,766      927,863      995,346
Reserve for loan/lease losses                                12,257       11,990       11,704       11,345       11,055       11,704
Total assets                                              1,786,238    1,763,857    1,670,203    1,639,879    1,586,178    1,670,203

Total deposits                                            1,362,279    1,355,892    1,340,285    1,313,387    1,270,185    1,340,285
Federal funds purchased and securities sold
   under agreements to repurchase                           149,186      120,386       77,843       74,133       69,752       77,843
Other borrowings                                             97,567      116,790       81,930       82,076       84,361       81,930
Shareholders' Equity                                        154,307      149,659      150,597      146,553      140,758      150,597


Average Balance Sheet (in thousands)
------------------------------------
Average assets                                           $1,752,059   $1,701,291   $1,665,469   $1,609,206   $1,574,592   $1,583,503
Average equity                                              151,467      150,209      146,926      142,991      135,245      139,614


Share data (1)
--------------
Weighted average shares outstanding (basic)               8,108,616    8,155,253    8,156,623    8,142,575    8,150,953    8,150,639
Weighted average shares outstanding (diluted)             8,242,956    8,285,413    8,326,017    8,320,355    8,299,216    8,308,587
Period-end shares outstanding                             7,372,604    7,369,598    7,440,757    7,410,465    7,395,792    7,440,757
Book value per share                                     $    19.03   $    18.46   $    18.40   $    17.98   $    17.30   $    18.40


Income Statement (in thousands, except per share data)
------------------------------------------------------
Net interest income                                      $   16,553   $   16,544   $   16,628   $   16,551   $   16,386   $   65,141
Provision for loan/lease losses                                 598          540          738          686          435        2,235
Noninterest income                                            6,553        6,125        6,338        6,302        5,754       23,704
Noninterest expense                                          13,174       13,227       14,149       12,797       12,696       52,270
Minority interest in consolidated subsidiaries                   34           33           33           34           34          134
Income tax expense                                            3,111        2,984        2,467        3,128        3,053       11,292
Net income                                                    6,189        5,885        5,579        6,208        5,922       22,914
Basic earnings per share (1)                             $     0.76   $     0.72   $     0.68   $     0.76   $     0.73   $     2.81
Diluted earnings per share (1)                           $     0.75   $     0.71   $     0.67   $     0.75   $     0.71   $     2.75


Asset Quality (in thousands)
----------------------------
Net charge-offs                                          $      331   $      254   $      379   $      396   $      244   $    1,237
  Nonaccrual loans and leases                                 6,683        6,585        6,977        6,891        6,152        6,977
  Loans and leases 90 days past due and accruing                457          317          368           40           40          368
  Troubled debt restructurings not included above               250          252          179          180          180          179
Total nonperforming loans and leases                          7,390        7,154        7,524        7,111        6,372        7,524
  OREO                                                          235          399          279          282          267          279
Nonperforming assets                                          7,625        7,553        7,803        7,393        6,639        7,803


(1) Shares (except period end shares outstanding) and per share data have been retroactively adjusted to reflect a 10% stock dividend declared on July 22, 2003.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                                                  Quarter-Ended                           Year-Ended
                                                         ---------------------------------------------------------------------------
                                                           Jun-03       Mar-03       Dec-02       Sep-02       Jun-02       Dec-02
                                                         ---------------------------------------------------------------------------

RATIO ANALYSIS
Credit Quality
--------------
Net charge-offs/ average loans and leases*                   0.13%        0.10%        0.16%        0.17%        0.11%        0.13%
Nonperforming loans and leases/loans and leases              0.72%        0.71%        0.76%        0.75%        0.69%        0.76%
Nonperforming assets/assets                                  0.43%        0.43%        0.47%        0.45%        0.42%        0.47%
Reserve/ nonperforming loans loans and leases              165.86%      167.60%      155.56%      159.54%      173.49%      155.56%
Reserve/loans and leases                                     1.17%        1.19%        1.18%        1.19%        1.19%        1.18%


Capital Adequacy (period-end)
-----------------------------
Tier I capital / average assets                               7.9%         7.9%         8.0%         8.1%         8.0%         8.0%
Total capital / risk-weighted assets                         13.5%        13.5%        13.7%        13.8%        13.8%        13.7%


Profitability
-------------
Return on average assets *                                   1.42%        1.40%        1.33%        1.53%        1.51%        1.45%
Return on average equity *                                  16.39%       15.89%       15.06%       17.22%       17.56%       16.41%
Net interest margin (TE) *                                   4.25%        4.45%        4.48%        4.61%        4.69%        4.64%

* Quarterly ratios have been annualized

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